Exhibit 99.1

INTEX MODEL

!    COAFT04B.CDI #CMOVER_3.0D ASSET_BACKED_AUTOLOAN ! MAX_CF_VECTSIZE 620

!

!!  Created by Intex Deal Maker v3.7.218    ,    subroutines 3.1a1

!!  09/26/2004        2:27 PM

!

!

!   The tables and other statistical analyses (the ‘Hypothetical Performance Data’) that you will produce

!  using Intex with the attached information are privileged and intended solely for use by you (the party

!  to whom Credit Suisse First Boston LLC (“CSFB LLC”) or Wachovia Capital Markets, LLC (“Wachovia LLC”) provided

!  the computer model used to generate them). The Hypothetical Performance Data will be generated

!  by you using a computer model prepared by CSFB LLC in reliance

!  upon information furnished by the issuer of the securities and its affiliates, the accuracy and completeness of

!  which has not been verified by CSFB LLC, Wachovia LLC or any other person. The computer model that you will use to prepare the

!  Hypothetical Performance Data was furnished to you solely by CSFB LLC or Wachovia LLC and not by the issuer of the securities.

!  It may not be (a) used for any purpose other than to make a preliminary evaluation of the referenced securities

!  or (b) provided by you to any third party other than your legal, tax, financial and/or accounting advisors for the

!  purposes of evaluating the Hypothetical Performance Data. You agree that the Hypothetical Performance Data will

!  be generated by or on behalf of you, and that neither CSFB LLC nor Wachovia LLC or anyone acting on their behalf have generated or

!  are in any way responsible for any Hypothetical Performance Data.

!

!  Numerous assumptions were used in preparing the computer model you will use to generate the Hypothetical

!  Performance Data. Those assumptions may or may not be reflected in the Hypothetical Performance Data. As such,

!  no assurance can be given as to the Hypothetical Performance Data’s accuracy, appropriateness or completeness in

!  any particular context, nor as to whether the Hypothetical Performance Data and/or the assumptions upon which it

!  is based reflect present market conditions of future market performance. The Hypothetical Performance Data should

!  not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

!

!  Any weighted average lives, yields and principal payment periods shown in the Hypothetical Performance Data will

!  be based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such

!  weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on

!  the underlying assets will occur at rates slower or faster than the rates shown in the Hypothetical Performance

!  Data. Furthermore, unless otherwise provided, the Hypothetical Performance Data assumes no losses on the underlying

!  assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in

!  the Hypothetical Performance Data due to, among other things, differences between (a) the actual underlying

!  assets and the hypothetical underlying assets used in preparing the Hypothetical Performance Data and (b) the

!  assumptions used by you in producing the Hypothetical Performance Data and the actual assumptions used in pricing

!  the actual securities. The principal amount, designation and terms of any security described in the Hypothetical

!  Performance Data are subject to change prior to issuance. You should contact the CSFB LLC trading desk at (212) 325-8549

!  or Wachovia LLC trading desk at (704) 715-7008 to confirm the final principal amount, designation and terms of

!  any security described in this communication prior to committing to purchase that security.

!  Neither CSFB LLC nor Wachovia LLC or any of their affiliates make any representation or warranty as to the actual rate or timing

!  of payments on any of the underlying assets or payments or yield on the securities.

!

!  Although a registration statement (including a prospectus) relating to the securities discussed in this

!  communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus

!  supplement relating to the securities discussed in this communication has not yet been filed with the Securities

!  and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an

!  offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which

!  such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under

!  the securities laws of any such state. The principal amount, designation and terms of any security described in

!  the computer model and Hypothetical Performance Data are preliminary and subject to change prior to issuance.

!

!  Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in

!  this communication for definitive yield and maturity information regarding those securities, based on the final

!  principal amounts, designations and terms of those securities. Once available, a final prospectus supplement may

!  be obtained by contacting the CSFB LLC trading desk at (212) 325-8549 or the Wachovia LLC trading desk at (704) 715-7008.

!

!  The computer model referenced herein supersedes all computer models related to the subject securities that have

!  been made available to you previously. In addition, this computer model will be superseded in its entirety by

!  the final prospectus supplement relating to the actual securities preliminarily described by this computer model.

!

!  Please be advised that the securities described herein may not be appropriate for all investors. Potential

!  investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and

!  interest rate risks. Investors should make every effort to consider the risks of these securities.

!

!  If you have received this communication in error, please notify the sending party immediately by telephone and

!  return the original to such party by mail.

!

!

!    Modeled in the Intex CMO Modeling Language, (WNYC14563379)

!    which is copyright (c) 2004 by Intex Solutions, Inc.

!    Intex shall not be held liable for the accuracy of this data

!    nor for the accuracy of information which is derived from this data.

!

!

    DEFINE CONSTANT #OrigCollBal = 1329639889.20

!

    DEFINE CONSTANT #OrigBondBal = 1200000000.00

!

!

	FULL_DEALNAME:	COAFT04B
!
	DEAL SIZE:	1200000000.00
	PRICING SPEED:	1.70% ABS
!	ISSUE DATE:	20041001
	SETTLEMENT DATE:	20041007
!
Record date delay:		14

!

  DEFINE TR_INDEXDEPS_ALL

!

  DEFINE VARNAMES #FGBal

!

DEAL_CLOCK_INFO _
ISSUE_CDU_DATE	20041001 _
DEAL_FIRSTPAY_DATE	20041115

!

!

    DEFINE DYNAMIC STICKY #NetRate = ( COLL_I_MISC(“COUPON”) ) / COLL_PREV_BAL * 1200

!

    DEFINE DYNAMIC STICKY #NetRateActual360 = #Netrate * 30 / DAYS_DIFF(CURDATE ,

MONTHS_ADD(CURDATE,-1))

!

    DEFINE #FGWrapBal = 1200000000

!

!

TOLERANCE WRITEDOWN_0LOSS 1.00

!

DEFINE TRANCHE “EXP”, “A1”, “A2”, “A3”, “A4”, “R”

!

!

Tranche “EXP” SEN_FEE_NO

    Block ( #FGWrapBal ); at 0.2 NOTIONAL WITH FORMULA BEGIN ( IF COLL_PREV_BAL > 0

THEN #FGWrapBal ELSE 0 ); _

                                                             END ( IF COLL_BAL > 0 THEN

#FGWrapBal ELSE 0 ); _

                    DAYCOUNT    30360    FREQ M _

                    Delay    0    Dated 20041007    Next 20041115

!

Tranche “A1” SEN_FIX

    Block 256000000.00 at 1.84 FREQ M _

                    DAYCOUNT    ACTUAL360    BUSINESS_DAY FOLLOWING _

                    Delay    0    Dated 20041007    Next 20041115

!

Tranche “A2” SEN_FIX

    Block 322000000.00 at 2.58 FREQ M _

                    DAYCOUNT    30360    BUSINESS_DAY NONE _

                    Delay    0    Dated 20041007    Next 20041115

!

Tranche “A3” SEN_FIX

    Block 260000000.00 at 3.06 FREQ M _

                    DAYCOUNT    30360    BUSINESS_DAY NONE _

                    Delay    0    Dated 20041007    Next 20041115

!

Tranche “A4” SEN_FIX

    Block 362000000.00 at 3.47 FREQ M _

                    DAYCOUNT    30360    BUSINESS_DAY NONE _

                    Delay    0    Dated 20041007    Next 20041115

!

Tranche “R” SEN_RES

    Block 1329639889.20 at 0 NOTIONAL WITH GROUP 0 SURPLUS _

                DAYCOUNT 30360 BUSINESS_DAY NONE _

                 FREQ M        Delay  0      Dated  20041015    Next 20041115

!

Tranche “BONDS+WRAP” PSEUDO

    Block          USE PCT 100.0 100.0 of A1#1

    Block          USE PCT 100.0 100.0 of A2#1

    Block          USE PCT 100.0 100.0 of A3#1

    Block          USE PCT 100.0 100.0 of A4#1

    Block          USE PCT 100.0 100.0 of EXP#1

!

!

DEFINE PSEUDO_TRANCHE COLLAT _

    Delay 14 Dated 20041001 Next 20041115 Settle 20041007

!

  RESERVE_FUND “SPREAD_ACCT” _

        ON TRANCHE “A1” & “A2” & “A3” & “A4” _

        COVERS DELINQ LOSSES _

        COVERS INTEREST SHORTFALLS _

        EXCESS_TO “R#1” _

        FUNDING_FROM RULES _

        STARTING_BALANCE ( 2% * #OrigCollBal );

!

  FINANCIAL_GUARANTY “FG” _

        ON TRANCHE “A1” & “A2” & “A3” & “A4” _

        COVERS DELINQ LOSSES _

        COVERS INTEREST SHORTFALLS _

        TOTAL_PAYOUT_CAP 0.001

!

CLASS “EXP”	NO_BUILD_TRANCHE _
= “EXP”
CLASS “RESID”	NO_BUILD_TRANCHE _
= “R#1”
CLASS “A1”	NO_BUILD_TRANCHE _
= “A1”
CLASS “A2”	NO_BUILD_TRANCHE _
= “A2”
CLASS “A3”	NO_BUILD_TRANCHE _
= “A3”
CLASS “A4”	NO_BUILD_TRANCHE _
= “A4”
CLASS “A”	WRITEDOWN_BAL PRORATA ALLOCATION _
= “A1” “A2” “A3” “A4”

!

!

  CLASS “ROOT” _

          WRITEDOWN_BAL RULES _

          DISTRIB_CLASS RULES _

          SHORTFALL_PAYBACK PRINCIPAL_LOSS TRUE _

            = “EXP” “A” “RESID”

!

  DEFINE PSEUDO_TRANCHE CLASS “A”                                                         Delay 0    Dated 20041007        Next 20041115 DAYCOUNT 30360 BUSINESS_DAY NONE

!

!

  CROSSOVER When 0

!

  OPTIONAL REDEMPTION:            “Cleanup” _

                            COLL_FRAC 10% _

                            PRICE_P ( COLL_BAL );

!

!

  INTEREST_SHORTFALL FULL_PREPAY             Compensate Pro_rata _

                                                                   PARTIAL_PREPAY Compensate Pro_rata _

                                                                   LOSS                     NO_Compensate SUBORDINATED ACCUM

!

!

    tranche     “#OCPct”                                     SYMVAR

    tranche     “#OCAmt”                                   SYMVAR

    tranche     “#OCStepTest”                            SYMVAR

!

  CMO Block Payment Rules

——————————————————

!

!!   Reserve Account Target Prcentage

——————————————————

      calculate :     #RsvTargPct                     = 2.00%

——————————————————

!

!!   Cum Net Loss Test

——————————————————

      calculate :     #OCStepTest                     = IF( CURMONTH GE 18 ) THEN 1 ELSE 0

——————————————————

!

!!   PDA Amounts

——————————————————

      calculate :     #OCTargPct                      = IF( #OCStepTest == 0 ) THEN 16.00% ELSE 13.50%

      calculate :     #ATargBal                        = COLL_BAL * ( 100% - #OCTargPct )

!

      calculate :     #FirstPDA                         = MAX( 0.00, BBAL(“A”) - COLL_BAL )

      calculate :     #RegPDA                          = MAX( 0.00, (BBAL(“A”) - #FirstPDA) - #ATargBal

)

——————————————————

!

——————————————————

      calculate :     “A” _

  NO_CHECK CUSTOM AMOUNT           = 0

——————————————————

!

!!   Pay Class A Interest

——————————————————

              pay :     CLASS INTEREST SEQUENTIAL  ( “A” )

              pay :     CLASS INTSHORT SEQUENTIAL ( “A” )

——————————————————

            from :     CREDIT_ENHANCEMENT ( “SPREAD_ACCT” )

              pay :     CLASS INTEREST SEQUENTIAL  ( “A” )

              pay :     CLASS INTSHORT SEQUENTIAL ( “A” )

——————————————————

            from :     CLASS ( “A” )

              pay :     CLASS INTEREST PRO_RATA  ( “A1”; “A2”; “A3”; “A4” )

              pay :     CLASS INTSHORT PRO_RATA ( “A1”; “A2”; “A3”; “A4” )

——————————————————

!

!!   Pay Wrap Fee

——————————————————

              pay :     CLASS ENTIRETY SEQUENTIAL ( “EXP” )

——————————————————

            from :     CREDIT_ENHANCEMENT ( “SPREAD_ACCT” )

              pay :     CLASS ENTIRETY SEQUENTIAL ( “EXP” )

——————————————————

!

!!   Pay First Allocation of Principal

——————————————————

            from :     SUBACCOUNT ( #FirstPDA, CLASS “ROOT” )

              pay :     CLASS BALANCE SEQUENTIAL ( “A” )

——————————————————

            from :     SUBACCOUNT ( #FirstPDA, CREDIT_ENHANCEMENT “SPREAD_ACCT” )

              pay :     CLASS BALANCE SEQUENTIAL ( “A” )

——————————————————

            from :     SUBACCOUNT ( #FirstPDA, CREDIT_ENHANCEMENT “FG” )

              pay :     CLASS BALANCE SEQUENTIAL ( “A” )

——————————————————

            from :     CLASS ( “A” )

              pay :     CLASS BALANCE SEQUENTIAL ( “A1”, “A2”, “A3”, “A4” )

——————————————————

            from :     CLASS ( “A1” )

              pay :     SEQUENTIAL ( “A1#1” )

——————————————————

            from :     CLASS ( “A2” )

              pay :     SEQUENTIAL ( “A2#1” )

——————————————————

            from :     CLASS ( “A3” )

              pay :     SEQUENTIAL ( “A3#1” )

——————————————————

            from :     CLASS ( “A4” )

              pay :     SEQUENTIAL ( “A4#1” )

——————————————————

!

!!   Pay Second Allocation of Principal

——————————————————

      calculate :     #MidBondBal1                     = BBAL(“A1#1”, “A2#1”, “A3#1”, “A4#1”)

      calculate :     #SecondPDA                        = MAX( 0.00, #MidBondBal1 - #ATargBal )

——————————————————

            from :     SUBACCOUNT ( #SecondPDA, CLASS “ROOT” )

              pay :     CLASS BALANCE SEQUENTIAL ( “A” )

——————————————————

            from :     CLASS ( “A” )

              pay :     CLASS BALANCE SEQUENTIAL ( “A1”, “A2”, “A3”, “A4” )

——————————————————

            from :     CLASS ( “A1” )

              pay :     SEQUENTIAL ( “A1#1” )

——————————————————

            from :     CLASS ( “A2” )

              pay :     SEQUENTIAL ( “A2#1” )

——————————————————

            from :     CLASS ( “A3” )

              pay :     SEQUENTIAL ( “A3#1” )

——————————————————

            from :     CLASS ( “A4” )

              pay :     SEQUENTIAL ( “A4#1” )

——————————————————

!

!!   Fund/Release the Reserve Account

——————————————————

      calculate :     #EndBondBal                       = BBAL(“A1#1”, “A2#1”, “A3#1”, “A4#1”)

      calculate :     #SpecAcctBal                      = MIN( #EndBondBal, #OrigCollBal * #RsvTargPct )

      calculate :     #SpecAcctFund                    = MAX( 0.00, #SpecAcctBal - CREDIT_ENHANCEMENT(

“SPREAD_ACCT” ) )

      calculate :     #SpecAcctRel                       = MAX( 0.00, CREDIT_ENHANCEMENT( “SPREAD_ACCT” )

- #SpecAcctBal )

——————————————————

            from :     CLASS ( “ROOT” )

    subject to :     CEILING( #SpecAcctFund )

              pay :     CREDIT_ENHANCEMENT ( “SPREAD_ACCT” )

——————————————————

            from :     CREDIT_ENHANCEMENT ( “SPREAD_ACCT” )

    subject to :     CEILING( #SpecAcctRel )

              pay :     AS_INTEREST( “R” )

——————————————————

!

!!   Release Excess Cash

——————————————————

            from :     CLASS ( “ROOT” )

              pay :     AS_INTEREST( “R” )

——————————————————

!

!!   Other

——————————————————

      calculate :     #FGWrapBal                         = BBAL(“A1#1”, “A2#1”, “A3#1”, “A4#1”)

——————————————————

      calculate :     #LastFGBal                           = #FGBal

      calculate :     #FGBal                                  = CREDIT_ENHANCEMENT(“FG”)

      calculate :     #FGDraw                              = MAX( 0, #FGBal - #LastFGBal )

——————————————————

!

——————————————————

      calculate :     #OCAmt                                = COLL_BAL - #EndBondBal

      calculate :     #OCPct                                  = #OCAmt / COLL_BAL * 100

——————————————————

!

  Collateral

!

!         Factor             —Delay—

!   Type    Date            P/Y    BV    Use BV for 0

    WL    20041001         9999  9999    FALSE

!

!   Pool#    Type    Gross       Current      Original        —Fee—      Maturity Orig

!                              Coupon   Factor         Balance        P/Y   BV      P/Y    BV Term

!!   BEGINNING OF COLLATERAL

M             1                     WL         00         WAC                     14.810     (             93416105.77 /

93416105.77 );             93416105.77                                        2.500                     2.500

36:23         36:23           59 NO_CHECK BALLOON SCHED_AMORT             59

M             2                     WL         00         WAC                     12.232     (             16686457.28 /

16686457.28 );             16686457.28                                        2.500                     2.500

31:3           31:3             34 NO_CHECK BALLOON SCHED_AMORT             34

M             3                     WL         00         WAC                     12.857     (             51832315.56 /

51832315.56 );             51832315.56                                        2.500                     2.500

45:2           45:2             47 NO_CHECK BALLOON SCHED_AMORT             47

M             4                     WL         00         WAC                     12.954     (             318314000.64 /

318314000.64 );             318314000.64                                    2.500                     2.500

58:1           58:1             59 NO_CHECK BALLOON SCHED_AMORT             59

M             5                     WL         00         WAC                     13.536     (             849391009.95 /

849391009.95 );             849391009.95                                    2.500                     2.500

69:2           69:2             71 NO_CHECK BALLOON SCHED_AMORT             71